Exhibit 10.11

INVOICE SAG-2312/15

SAGTEC GROUP SDN BHD (Formerly Known As

Signage Alliance Group Sdn Bhd)

COMPANY ID: 201801021489 (1283508-P)

NO 43-2, JALAN BESAR KEPONG,

52100 KEPONG,

KUALA LUMPUR

Bill to:
KLC VENTURES SDN BHD	Invoice Date:	15/12/2023
1-8-2, PLAZA BUKIT JALIL (AURORA SOVO)	Terms:	CASH ON DELIVERY
NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL,	Your Ref.:
57000 KUALA LUMPUR W,P. KUALA LUMPUR

No	Item & Description	Qty	Rate	Amount
1	RASTER DATA MANAGEMENT, EDITING & ANALYSIS	6,100.00	15.00	91,500.00

	Total input from client FTP to HK server 0250 Input Equal: 6,100 sq data Input RM 15/ Sq

	i. Edit metadata details ii. Raw Data arrangement iii. Raw Data analysis & storage categories

2	DISCOUNT	1.00	-1,400.00	(1,400.00)

	Remarks: For the month of December 2023

RINGGIT MALAYSIA: NINETY THOUSAND AND ONE HUNDRED ONLY	Total (RM)	90,100.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to	:	RHB account: 21222800056601 @ Signage Alliance Group Sdn Bhd
	:	RHB account: 26232600012133 @ Signage Alliance Group Sdn Bhd
	:	Maybank account: 564584341636 @ Sagtec Group Sdn Bhd
	:	Affin Bank account: 105380003619 @ Sagtec Group Sdn Bhd
	:	Affin Bank account: 105380005125 @ Segtec Group Sdn Bhd

SAGTEC GROUP SDN BHD (1283508-P) No 43-2, Jalan Besar Kepong, 52100 Kepong, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

SALES ORDER

DATE: 05/12/2023

TO:	KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	RASTER DATA MANAGEMENT, EDITING& ANALYSIS	6,100	15.00	91,500.00

	Total input from client FTP to HK server 0250
	Input Equal : 6,100 sq data Input
	RM 15/ Sq

	i. Edit metadata details
	ii. Raw Data arrangement
	iii. Raw Data analysis & storage categories

2	DISCOUNT	1	-1,400.00	-1,400.00

	Remarks: For the month of December 2023

Sub Total (RM) :	90,100.00

Confirmed by Client:	Prepared by:

/s/ Lim Shu Hoon
Acknowledged By:	Sales Person: Lim Shu Hoon

SAGTEC GROUP SDN BHD (1283508-P) No 43-2, Jalan Besar Kepong, 52100 Kepong, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO:	AF-2312/15
INVOICE NO:	SAG-2312/15
DATE:	15/12/2023

TO:	KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	RASTER DATA MANAGEMENT, EDITING& ANALYSIS	6,100	15.00	91,500.00

	Total input from client FTP to HK server 0250
	Input Equal : 6,100 sq data Input
	RM 15/ Sq

	i. Edit metadata details
	ii. Raw Data arrangement
	iii. Raw Data analysis & storage categories

2	DISCOUNT	1	-1,400.00	-1,400.00

	Remarks: For the month of December 2023

Sub Total (RM) :	90,100.00

Confirmed by Client:

Acknowledged By:

INVOICE SAG-2312/10

SAGTEC GROUP SDN BHD (Formerly Known As

Signage Alliance Group Sdn Bhd)

COMPANY ID: 201801021489 (1283508-P)

NO 43-2, JALAN BESAR KEPONG,

52100 KEPONG,

KUALA LUMPUR

Bill to:
KLC VENTURES SDN BHD	Invoice Date:	12/12/2023
1-8-2, PLAZA BUKIT JALIL (AURORA SOVO)	Terms:	CASH ON DELIVERY
NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL,	Your Ref.:
57000 KUALA LUMPUR W.P. KUALA LUMPUR

No	Item & Description	Qty	Rate	Amount
1	Standing Food Ordering Kiosk With Touch Screen	9.00	23,200.00	208,800.00

	● Android Version ● 32” LCD Touch Screen ● Card Reader (bank card) ● QR Scanner ● Cash Note Component X2 ● Wifi/Lan Supported

	Remarks; Warranty 18 Month

	RM 23,200 / Unit

2	Transportation charges	1.00	6,200.00	6,200.00

RINGGIT MALAYSIA: TWO HUNDRED AND FIFTEEN THOUSAND ONLY	Total (RM)	215,000.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to	:	RHB account: 21222800056601 @ Signage Alliance Group Sdn Bhd
	:	RHB account: 26232600012133 @ Signage Alliance Group Sdn Bhd
	:	Maybank account : 564584341636 @ Sagtec Group Sdn Bhd
	:	Affin Bank account: 105380003619 @ Sagtec Group Sdn Bhd
	:	Affin Bank account: 105380005125 @ Sagtec Group Sdn Bhd

SAGTEC GROUP SDN BHD (1283508-P) No 43-2, Jalan Besar Kepong, 52100 Kepong, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

SALES ORDER

DATE: 08/12/2023

TO:	KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	Standing Food Ordering Kiosk With Touch Screen	9	23,200.00	208,800.00

	● Android Version
	● 32” LCD Touch Screen
	● Card Reader (bank card)
	● QR Scanner
	● Cash Note Component X2
	● Wifi/Lan Supported

	Remarks: Warranty 18 Month

	RM 23,200 / Unit

2	Transportation charges	1	6,200.00	6,200.00

Sub Total (RM) :	215,000.00

Confirmed by Client:	Prepared by:

/s/ Lau Sian Choon
Acknowledged By:	Sales Person: Lau Sian Choon

SAGTEC GROUP SDN BHD (1283508-P) No 43-2, Jalan Besar Kepong, 52100 Kepong, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

DELIVERY ORDER

DO NO:	DO-2312/10
INVOICE NO:	SAG-2312/10
DATE :	12/12/2023

TO:	KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	Standing Food Ordering Kiosk With Touch Screen	9	23,200.00	208,800.00

	● Android Version
	● 32” LCD Touch Screen
	● Card Reader (bank card)
	● QR Scanner
	● Cash Note Component X2
	● Wifi/Lan Supported

	Remarks: Warranty 18 Month

	RM 23,200 / Unit

2	Transportation charges	1	6,200.00	6,200.00

Sub Total (RM) :	215,000.00

Confirmed by Client:

Acknowledged By:

INVOICE SAG-2306/01(B)

SAGTEC GROUP SDN BHD (Formerly Known As

Signage Alliance Group Sdn Bhd)

COMPANY ID: 201801021489 (1283508-P)

NO 43-2, JALAN BESAR KEPONG,

52100 KEPONG,

KUALA LUMPUR

Bill to:	Invoice Date:	02/06/2023
KLC VENTURES SDN BHD	Terms:	CASH ON DELIVERY
1-8-2, PLAZA BUKIT JALIL (AURORA SOVO)	Your Ref.:
NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL,
57000 KUALA LUMPUR W.P. KUALA LUMPUR

No	Item & Description	Qty	Rate	Amount
1	SOCIAL MEDIA MANAGEMENT
	Customer Social Media platform Management Service
	Provided Service of manage and analysis client authorised Social Media platform
2	Content Copy Writing: RM300/content (4 platform)	175.00	300.00	52,500.00
3	Posting Management RM300/Posting (4 Platform)	175.00	300.00	52,500.00
4	Content Graphic Design: RM400/raw design	150.00	400.00	60,000.00
5	Posting Analysis Feed: RM50/ Feed in	155.00	50.00	7,750.00
6	Discount	1.00	-190.00	(190.00)

	Remarks: For the month of June 2023

RINGGIT MALAYSIA: ONE HUNDRED SEVENTY TWO THOUSAND FIVE HUNDRED AND	Total (RM)	172,560.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to	:	RHB account: 21222800056601@ Signage Alliance Group Sdn Bhd
	:	RHB account: 26232600012133 @ Signage Alliance Group Sdn Bhd
	:	Maybank account: 564584341636 @ Sagtec Group Sdn Bhd
	:	Affin Bank account: 105380003619 @ Sagtec Group Sdn Bhd
	:	Affin Bank account: 105380005125 @ Sagtec Group Sdn Bhd

SAGTEC GROUP SDN BHD (1283508-P) No 43-2, Jalan Besar Kepong 52100 Kepong, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

SALES ORDER

DATE: 01/06/2023

TO:	KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	SOCIAL MEDIA MANAGEMENT
	Customer Social Media platform Management Service
	Provided Service of manage and analysis client authorised Social Media platform

2	Content Copy Writing: RM300/content (4 platform)	175	300.00	52,500.00
3	Posting Management: RM300/Posting (4 Platform)	175	300.00	52,500.00
4	Content Graphic Design: RM400/raw design	150	400.00	60,000.00
5	Posting Analysis Feed: RM50/ Feed in	155	50.00	7,750.00
6	Discount	1	-190.00	-190.00

	Remarks: For the month of June 2023

Sub Total (RM) :	172,560.00

Confirmed by Client:	Prepared by:

/s/ Lau Sian Choon
Acknowledged By:	Sales Person: Lau Sian Choon

SAGTEC GROUP SDN BHD (1283508-P) No 43-2, Jalan Besar Kepong 52100 Kepong, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

ACKNOWLEDGMENT FORM

FORM NO:	AF-2306/01(B)
INVOICE NO:	SAG-2306/01(B)
DATE:	02/06/2023

TO:	KLC VENTURES SDN BHD

1-8-2, PLAZA BUKIT JALIL (AURORA SOVO), NO 1 PERSIARAN JALIL 1, BANDAR BUKIT JALIL

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	SOCIAL MEDIA MANAGEMENT
	Customer Social Media platform Management Service
	Provided Service of manage and analysis client authorised Social Media platform
2	Content Copy Writing: RM300/content (4 platform)	175	300.00	52,500.00
3	Posting Management: RM300/Posting (4 Platform)	175	300.00	52,500.00
4	Content Graphic Design: RM400/raw design	150	400.00	60,000.00
5	Posting Analysis Feed: RM5O/ Feed in	155	50.00	7,750.00
6	Discount	1	-190.00	-190.00

	Remarks: For the month of June 2023

Sub Total (RM) :	172,560.00

Confirmed by Client:

Acknowledged By:

INVOICE CL-2301/04

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD

COMPANY ID: 201901005005 (1314332-U)

NO. 10-2, JALAN TANJUNG SD 13/2,

BANDAR SRI DAMANSARA,

52200 KUALA LUMPUR

Bill to:

KLC VENTURES SDN BHD

	Invoice Date:	12/01/2023
	Terms:	CASH ON DELIVERY
Your Ref.:

No	Item & Description	Qty	Rate	Amount
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1.00	101,100.00	101,100.00

	● PHP Web Base Software Backend Development
	● App Base Front End Development
	● Server Storage Development
	● Infra of Software/Server
	● UAT Testing
	● Firewall Infra/Software Security SSL

	Details: Refer to Appendix A

RINGGIT MALAYSIA : ONE HUNDRED ONE THOUSAND AND ONE HUNDRED ONLY	Total (RM)	101,100.00

Notes

Thanks for your business.

Terms & Condition :

Term : COD

Kindly pay to : Maybank account : 5645 8434 2333 @ CL Technologies (International) Sdn Bhd

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

SALES ORDER

Date: 08/01/2023

TO:	KLC VENTURES SDN BHD

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1	101,100.00	101,100.00

	● PHP Web Base Software Backend Development
	● App Base Front End Development
	● Server Storage Development
	● Infra of Software/Server
	● UAT Testing
	● Firewall Infra/Software Security SSL

	Details: Refer to Appendix A

Sub Total (RM) :	101,100.00

Confirmed by Client:	Prepared by:

/s/ Ng Chen Lok
Acknowledged By:	Sales Person: Ng Chen Lok

CL TECHNOLOGIES (INTERNATIONAL) SDN BHD (131433-U) No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara 52200, Kuala Lumpur Tel: +60 3 3310 0089 Email: sales@sagtec.biz

ACKNOWLEDGEMENT FORM

FORM NO:	AF-2301/04
INVOICE NO:	CL-2301/04
DATE:	12/01/2023

TO:	KLC VENTURES SDN BHD

NO	DESCRIPTION	QTY	UNIT PRICE	TOTAL
1	OFFICE MANAGEMENT SOFTWARE DEVELOPMENT	1	101,100.00	101,100.00

	● PHP Web Base Software Backend Development
	● App Base Front End Development
	● Server Storage Development
	● Infra of Software/Server
	● UAT Testing
	● Firewall Infra/Software Security SSL

	Details: Refer to Appendix A

Sub Total (RM) :	101,100.00

Confirmed by Client:

Acknowledged By:

CL Technologies (International) Sdn Bhd (1314332-U)

No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Software Development Agreement

This Software Development Agreement (the “Agreement” or “Software Development Agreement”) dated 27.12.2022 is between KLC Ventures Sdn Bhd (the “Client”) having its principal place of business at 1-8-2, Plaza Bukit Jalil (Aurora Sovo) No 1 Persiaran Jalil 1, Bandar Bukit Jalil, 57000 Kuala Lumpur, W.P.K.L. and CL Technologies (International) Sdn Bhd (the “Developer”) having its principal place of business at No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur who agrees to bound by this Agreement and will become effective upon the date of signing and shall continue until the satisfactory completion of the project.

WHEREAS, the Client has conceptualized an Office Management Software (the “Software”) which is described in further detail on Appendix A, and the Developer is the contractor with whom the Client has come to an agreement to develop the Software.

NOW, THEREFORE, in consideration of the mutual covenants and promises made by the parties to this Software Development Agreement, the Developer and the Client (individually, each a “party” and collectively, the “Parties”) covenant and agrees as follows:

1.	SCOPE OF WORK

1.1.	Services. The Developer agrees to provide the according services,

1.1.1.	The Developer shall complete both the designing and development of the Software according to the milestones as shown in Appendix A.

1.1.2.	The Developer shall perform multiple testing on the Software to ensure the quality assurance of the Software.

1.1.3.	The Developer shall provide to the Client after Delivery Date, implementation support, including training sessions of the Software if requested by the Client.

1.1.4.	The Developer shall provide regular process updates and milestones report to the Client.

1.1.5.	For a period of 30 days post-final delivery of the product, the Developer shall provide the Client maintenance and support solving problems regarding to the operation of the Software.

CL Technologies (International) Sdn Bhd (1314332-U)

No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

1.2.	Delivery. The Developer undertakes to deliver the completed Software to the Client by a week before the Invoice is provided. Any unforeseen delays will be promptly communicated between the Client and the Developer, accompanied by a revised project timeline.

2.	ADDITIONAL WORK/CHANGE REQUESTS

2.1.	Scope Changes. Any additional work requested by the Client outside the original scope of the agreement will be considered as a change request. The Client shall submit a detailed description of the requested changes to the Developer.

2.2.	Change Request. Any additional work requested by the Client will result additional charges. The Developer shall provide the Client with a written estimated additional cost relating with the change request, including any adjustments to the project timeline.

3.	PAYMENT

3.1.	Fees. In consideration of the services rendered, the Client agrees to pay the Developer the total amount according from the detailed invoice and to the following detailed payment schedule,

3.1.1.	An initial payment of 50% upon signing of this Agreement to ensure the Developer’s service and to initiate the development.

3.1.2.	A second payment of 30% upon the successful delivery and acceptance of the prototype.

3.1.3.	Final payment of 20% upon the final delivery and acceptance of the Software.

3.2.	Accepted Payment Method. The Client agrees to make full payment in Malaysian Ringgit Currency through Bank Transfer, Cheque or Cash specified by the Developer.

3.3.	Late Payment Interest. Late payments may incur interest at a rate of 1.5% per month after 30 calendar days from the due date.

3.4.	Invoice. A detailed invoice shall be provided by the Developer once both parties agreed and signed this contract agreement.

4.	INTELLECTUAL PROPERTY

4.1.	Ownership. Upon full payment, all rights, titles and interest in the Software, including intellectual property rights, will be irrevocably and exclusively transferred to the Client.

4.2.	Marketing. The Developer retains the right to showcase the Software as part of its portfolio and for marketing purpose. The Developer agrees not to disclose any proprietary or confidential information belonging to the Client during such showcasing.

CL Technologies (International) Sdn Bhd (1314332-U)

No.10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

4.3.	License. The Client is granted a perpetual, non-exclusive license from the Developer to use the Software for internal purposes.

4.4.	Source Code. The Developer shall provide the Client with a copy of source code upon final payment, allowing the Client to modify and enhance the Software independently.

4.5.	Ownership Waiver. The Developer agrees not to claim any such ownership in the Software’s intellectual property at any time prior to or after the completion and delivery of the Software to the Client.

5.	CONFIDENTIALITY

5.1.	Confidentiality Obligations. Both parties mutually agreed to maintain confidentiality of all proprietary and non-public information (including, without limitation, (i) Business method, (ii) Proprietary technical documentation, and (iii) All information relating to the Products and operations) disclosed during the project.

5.2.	Duration of Confidentiality. The Confidentiality obligations shall survive the termination of expiration of this Agreement permanently.

6.	WARRANTIES

6.1.	Performance. The Developer warrants that the Software will be operating according to specifications shown in Appendix A.

6.2.	Disclaimer. The Developer disclaims any other warranties, express or implied, including fitness for a particular purpose, and makes no guarantees regarding the uninterrupted or error free operation of the Software.

6.3.	Bug Fixes. For a period of 30 days post-final delivery, The Developer agrees to provide prompt bug fixes and new updates for the Software. The Client shall report any bugs or issues to the Developer, providing clear and detailed information to assist the Developer in reproducing and addressing the problem.

7.	GOVERNING LAW AND JURISDICITION.

7.1.	Governing Law. This Agreement is governed by Laws of Malaysia.

7.2.	Jurisdiction. Any disputes arising out of or in connection with this Agreement shall be subject to the exclusive jurisdiction of the courts of Malaysia.

CL Technologies (International) Sdn Bhd (1314332-U)

No. 10-2, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

8.	TERMINATION

8.1.	Termination for Convenience. Either party may terminate this Agreement with 7 days of written notice.

8.2.	Termination of Cause. Either party may terminate immediately for a material breach, (including, without limitation, (i) Breaching confidentiality obligations, (ii) Failure of payment, (iii) Violation of intellectual property).

In the event of termination caused by the Client, the Developer shall refund any unearned portion of the fees paid for work not yet performed as of the termination date.

In the event of termination caused by the Developer, the Client shall pay the Developer for all work completed up to the termination date, including any expenses incurred.

8.3.	Effect of Termination. Upon termination, the Client shall promptly return any deliverables, documentations, or other materials provided by the Developer, without retaining any copies thereof.

9.	MISCELLANEOUS

9.1.	Entire Agreement. This Agreement, including its appendix, constitutes the entire understanding between the parties and supersedes any prior agreement.

9.2.	Amendments. Any amendments or modifications must be writing and signed by both parties.

9.3.	Notices. Any notices or communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally or recognized courier service, or when sent by email with confirmation of receipt.

IN WITNESS WHEREOF, each of the Parties has executed this Agreement, both parties by its duly authorized officer, as of the day and year set forth below.

Signed by the Developer Representative name	) )
Signed by the Client Representative name	) )

CL Technologies (International) Sdn Bhd (1314332-U)

No 10, Jalan Tanjung SD 13/2, Bandar Sri Damansara, 52200 Kuala Lumpur

Appendix A

Client: KLC Ventures Sdn Bhd

Agreed Price of Software Development: RM101,100.00

Office Management Software Development

–	PHP Web Base Software Backend Development
–	App Base Front End Development
–	Server Storage Development
–	Infra of Software/Server
–	UAT Testing
–	Firewall Infra/Software Security SSL

Time Schedule:

1.	Version I delivery & testing	–	01.01.2023
2.	Version II delivery & UAT	–	04.01.2023
3.	Final version delivery & UAT	–	08.01.2023
4.	Delivery & Implementation Source Code Installation	–	12.01.2023